SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) February 28, 2003

                               EMCORE CORPORATION


               (Exact name of registrant as specified in charter)



        New Jersey                   0-22175                  22-2746503
   -------------------             ------------              --------------
     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation



145 Belmont Drive, Somerset, New Jersey                              08873
---------------------------------------                            ----------
 (Address of principal offices)                                    (Zip Code)


Registrant's telephone number including area code     (732) 271-9090


(Former name or former address, if changed since last report) NOT APPLICABLE



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Item 5.   OTHER EVENTS.

On February 28, 2003, the Board of Directors of EMCORE Corporation (the "Registrant") appointed John M. Gillen as a Director of the Registrant. Mr. Gillen has been a partner in the firm of Gillen and Johnson, P.A., Certified Public Accountants since 1974. Prior to that time, Mr. Gillen was employed by the Internal Revenue Service and Peat Marwick Mitchell & Company, Certified Public Accountants. Mr. Gillen will also serve on the audit committee of the Registrant's Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By:  /s/ Thomas G. Werthan
                                            -----------------------------------
                                            Thomas G. Werthan
                                            Chief Financial Officer
Dated:  March 11, 2003